AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                       CENTURY LIFE OF AMERICA of Waverly, Iowa,

                   hereinafter referred to as the "REINSURED,"

                                       and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective September 1, 1983.

       1. The REINSURED'S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of November, 1986, shall be those specified in the Appendix I attached hereto.

       2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part VI, attached hereto, and shall apply to reinsurance of the REINSURED'S UniVers-All Life III Employee Benefits (Unisex) (Form 2212) plan ceded under the above-mentioned reinsurance agreement on and after the first day of November, 1986.

       3. The REINSURED'S cost of insurance rates for its' Univers-All-III (Policy Form 2222) described in Revision No. 4 to the above-mentioned reinsurance agreement shall be extended to include issue ages 76 through 80, attached hereto, and shall apply to reinsurance ceded under the above-mentioned reinsurance agreement on and after the first day of November, 1986. The reinsurance percentages described in Schedule D, Part IV shall apply to such issue ages.

       It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

Revision No. 11

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA

By /s/ Daniel E. Meylink Sr.                  By /s/ James P. Anderson
   ----------------------------                 -------------------------

Date  March 27, 1987                          Date  March 27, 1987
     ---------------------------                   ----------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By /s/ James Horein                           By /s/ Robert M. Brodrick
   ----------------------------                 -------------------------
          Vice President                           Assistant Secretary

Date  4-7-87                                  Date  4-7-87
     ---------------------------                  -----------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One hundred percent of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                                  Reinsurance                Dates                       Letters
Plan                             Renewal Basis         from         through         from         through
----                             -------------         ----         -------         ----         -------
Universal Life Plan                20 Years            9-1-83          --             A             K

Univers-All Life II                20 Years            5-1-84          --             A             K

Univers-All-III (Form 2222)        10 Years            1-1-86          --             A             K

Variable Universal Life

(Form 2221 0985)                   10 Years            2-1-86          --             A             K

Other Insured Rider                10 Years            2-1-86          --             A             K*

Automatic Increase Rider           10 Years            2-1-86          --             A             K
UniVers-All Life III Employee
Benefits (Unisex)
(Form 2212)                        10 Years           11-1-86          --             A             K

B. Continuations of the REINSURED'S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

*Other Insured Rider issues shall be based on the primary insured's surname.

                               SCHEDULE D, PART VI
                          (Effective November 1, 1986)

                            Reinsurance Premium Rates

           UniVers-All Life III Employee Benefits (Unisex) (Form 2212)

The reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages of the cost of insurance charged the insured:

                                                       Policy Years
     Smoking Status          Issue Age          1          2-10          11+
     --------------          ---------          -          ----          ---
     Nonsmoker                 0-49             0%         68%           83%
                                 50+            0          65            80

     Smoker                    0-49             0          85            90
                                 50+            0          75            85

                                Substandard Risks
                                -----------------

The substandard table-extra reinsurance premium shall be the number of tables assessed the risk times 25% of the attached appropriate standard rates times the following percentages:

                                                       Policy Years
     Smoking Status          Issue Age          1          2-10          11+
     --------------          ---------          -          ----          ---
     Nonsmoker                 0-49             0%         68%           83%
                                 50+            0          65            80

     Smoker                    0-49             0          85            90
                                 50+            0          75            85

   Waiver of Premium Disability, Payor Benefits and Accidental Death Benefits
   --------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                       Form 2212 Adjustable Life Insurance
                            Policy Maturing at Age 95
                                   (VA III-5B)

         GUAR              CURRENT TERM COST              PER 1000 CHARGE
         TERM         STANDARD           NONSMOKER             (1-10)
AGE      COST      1-10      11+      1-10       11+       STD        NS        AGE
===      ====      ====      ===      ====       ===       ===        ==        ===
  0                                                                               0
  1                                                                               1
  2                                                                               2
  3                                                                               3
  4                                                                               4
  5                                                                               5
  6                                                                               6
  7                                                                               7
  8                                                                               8
  9                                                                               9

 10                                                                              10
 11                                                                              11
 12                                                                              12
 13                                                                              13
 14                                                                              14
 15      1.50      1.36                                    .00                   15
 16      1.58      1.42                                    .00                   16
 17      1.65      1.47                                    .00                   17
 18      1.72      1.52                                    .00                   18
 19      1.76      1.56                                    .00                   19

 20      1.81      1.60               1.60                 .00       .00         20
 21      1.84      1.64               1.63                 .09       .00         21
 22      1.87      1.67               1.65                 .18       .00         22
 23      1.90      1.70               1.67                 .29       .00         23
 24      1.92      1.72               1.68                 .41       .00         24
 25      1.95      1.75     1.13      1.70       .79       .51       .00         25
 26      1.98      1.79     1.19      1.73       .80       .58       .00         26
 27      2.01      1.82     1.25      1.77       .81       .65       .00         27
 28      2.05      1.86     1.33      1.80       .82       .72       .00         28
 29      2.10      1.90     1.40      1.83       .83       .78       .00         29

 30      2.16      1.96     1.49      1.88       .84       .83       .00         30
 31      2.22      2.01     1.53      1.92       .85       .87       .00         31
 32      2.29      2.07     1.57      1.97       .86       .90       .00         32
 33      2.36      2.13     1.63      2.03       .88       .92       .00         33
 34      2.45      2.22     1.70      2.08       .89       .94       .00         34
 35      2.58      2.33     1.79      2.13       .91       .97       .00         35
 36      2.72      2.44     1.90      2.18       .93       .98       .00         36
 37      2.90      2.59     2.03      2.25       .95      1.00       .00         37
 38      3.13      2.78     2.18      2.36       .99      1.02       .00         38
 39      3.39      3.00     2.36      2.47      1.04      1.03       .00         39

 40      3.68      3.24     2.57      2.60      1.12      1.04       .00         40
 41      4.00      3.51     2.85      2.75      1.22      1.04       .00         41
 42      4.53      3.80     3.18      2.92      1.36      1.04       .00         42
 43      4.72      4.12     3.52      3.10      1.49      1.04       .00         43
 44      3.13      4.48     3.90      3.28      1.65      1.04       .00         44
 45      5.59      4.87     4.34      3.49      1.82      1.04       .00         45
 46      6.09      3.29     4.78      3.73      2.01      1.04       .00         46
 47      6.65      3.76     5.29      3.99      2.23      1.04       .00         47
 48      7.27      6.30     3.83      4.29      2.47      1.04       .00         48
 49      7.96      6.89     6.42      4.60      2.72      1.04       .00         49

                       Form 2212 Adjustable Life Insurance
                            Policy Maturing at Age 95

         GUAR              CURRENT TERM COST              PER 1000 CHARGE
         TERM         STANDARD           NONSMOKER             (1-10)
AGE      COST      1-10      11+      1-10       11+       STD        NS        AGE
===      ====      ====      ===      ====       ===       ===        ==        ===
 50       8.71     7.53      7.06     4.95       3.01     1.04       .00         50
 51       9.53     8.18      7.75     5.26       3.35     1.04       .00         51
 52      10.42     8.89      8.50     5.59       3.72     1.04       .00         52
 53      11.39     9.65      9.31     5.93       4.14     1.04       .00         53
 54      12.45    10.49     10.19     6.30       4.59     1.04       .00         54
 55      13.60    11.36     11.13     6.66       5.12     1.04       .00         55
 56      14.87    12.32     12.12     7.18       5.72     1.04       .00         56
 57      16.26    13.32     13.15     7.74       6.41     1.04       .00         57
 58      17.79    14.37     14.25     8.36       7.17     1.04       .00         58
 59      19.46    15.51     15.45     9.03       8.02     1.04       .00         59

 60      21.28    16.75     16.75     9.74       8.98     1.04       .00         60
 61      23.26    18.20     18.20    10.64      10.00     1.04       .00         61
 62      25.43    19.77     19.77    11.63      11.10     1.04       .00         62
 63      27.79    21.49     21.49    12.71      12.35     1.04       .00         63
 64      30.38    23.36     23.36    13.90      13.73     1.04       .00         64
 65      33.22    25.38     25.38    15.30      15.28     1.04       .00         65
 66      36.36    27.55     27.55    16.95      16.94     1.04       .00         66
 67      39.82    29.83     29.83    18.76      18.75     1.04       .00         67
 68      43.60    32.29     32.29    20.77      20.77     1.04       .00         68
 69      47.65    34.98     34.98    23.01      23.00     1.04       .00         69

 70      51.91    37.95     37.95    25.50      25.50     1.04       .00         70
 71      56.34    41.15*    41.15    28.23*     28.23                            71
 72      60.89    44.61*    44.61    31.25*     31.25                            72
 73      65.61    48.39*    48.39    34.58*     34.58                            73
 74      70.65    52.54*    52.54    38.32*     38.32                            74
 75      76.16    57.16*    57.16    42.52*     42.52                            75
 76      82.31    62.30*    62.30    47.12*     47.12                            76
 77      89.22    67.96*    67.96    52.20*     52.20                            77
 78      96.93    74.16*    74.16    57.78*     57.78                            78
 79     105.35    80.95*    80.95    64.04*     64.04                            79

 80     114.39              88.30               70.99                            80
 81     123.95              96.23               78.61                            81
 82     133.92             104.72               86.98                            82
 83     144.30             113.92               96.14                            83
 84     155.12             123.91              106.39                            84
 85     166.47             134.81              117.77                            85
 86     178.39             146.27              130.12                            86
 87     191.02             158.43              143.49                            87
 88     204.57             170.29              157.16                            88
 89     219.37             180.51              169.43                            89

 90     235.82             189.21              180.46                            90
 91     254.44             196.83              190.08                            91
 92     275.82             206.76              201.72                            92
 93     300.67             222.17              218.91                            93
 94     330.70             241.57              239.87                            94

* FOR RENEWAL ONLY

                                UA -III Rates For
                                Issue Ages 76-80

                       Cost of Insurance Rates Years 1 -10
                       -----------------------------------

                        Male                                        Female
       ---------------------------------------      ---------------------------------------
                                  Standard per                                 Standard per
Age    Standard     Nonsmoker     1000 charge       Standard     Nonsmoker     1000 charge
---    --------     ---------     -----------       --------     ---------     -----------
76       66.51        50.09           1.10            33.49        26.16           .80
77       72.43        55.40           1.10            36.99        29.37           .80
78       78.91        61.20           1.10            40.89        32.99           .80
79       85.98        67.69           1.10            45.28        37.14           .80

80       93.56        74.85           1.10            50.30        41.91           .80
81      101.72*       82.68*                          55.75*       47.20*
82      110.49*       91.31*                          61.50*       52.91*
82      119.97*      100.74*                          67.79*       59.25*
84      130.22*      111.27*                          74.82*       66.42*

85      141.33*      122.90*                          82.80*       74.60*
86      152.86*      135.44*                          91.70*       33.31*
87      155.09*      148.99*                         101.31*       93.89*
88      175.75*      162.58*                         111.68*      104.38*
89      186.25*      174.45*                         122.82*      116.78*

*For renewal only

                                Deferred Charges
                                ----------------
                                 Age
                                 ---
                                 76       18.60
                                 77       18.95
                                 78       19.25
                                 79       19.50
                                 80       19.70

UARIA11860001.0.0